UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2018

FS Investment Corporation II

(Exact name of Registrant as specified in its charter)

Maryland	814-00926	80-0741103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 14, 2018, Dunning Creek LLC (“Dunning Creek”), a wholly-owned financing subsidiary of FS Investment Corporation II (the “Company”), as borrower, and Deutsche Bank AG, New York Branch (“Deutsche Bank”), as administrative agent and lender, entered into a fifth amendment (the “Amendment”) to the Credit Agreement (as amended, the “Credit Agreement”), dated as of May 14, 2014, between Dunning Creek and Deutsche Bank.

The Amendment provides for, among other things, (i) extension of the maturity date to September 27, 2018, (ii) a scheduled mandatory repayment of at least $75,000,000 of the borrowings outstanding under the facility on or before June 28, 2018, (iii) removal of the availability of revolving credit under the credit facility such that Dunning Creek will no longer be permitted to reborrow loans once repaid, (iv) increase of the interest rate to three-month LIBOR plus 1.85% per annum, and (v) removal of certain fees.

The foregoing description of the Amendment as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Fifth Amendment to Credit Agreement, dated as of May 14, 2018, by and between Dunning Creek LLC, as borrower, and Deutsche Bank AG, New York Branch, as administrative agent and lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation II

Date:	May 17, 2018	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Fifth Amendment to Credit Agreement, dated as of May 14, 2018, by and between Dunning Creek LLC, as borrower, and Deutsche Bank AG, New York Branch, as administrative agent and lender.